UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33070 (Commission File Number)	42-1672352 (IRS Employer Identification No.)

10401 NE 8th Street, SUITE 500
BELLEVUE, WA 98004
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:   (425) 755-6544

n/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2009, as part of a general corporate governance review, the Board of Directors of Eddie Bauer Holdings, Inc. (the "Company") amended the Company's Amended and Restated Bylaws to change from permissive to mandatory the Company's obligation to advance expenses incurred by officers and directors in defending actions, suits and proceedings for which indemnification may be available under the Company's Certificate of Incorporation and Bylaws. The foregoing description of the amendment to the Company's Amended and Restated Bylaws, and the effect thereof, is qualified in its entirety by the reference to the full text of the Company's Amended and Restated Bylaws, as amended, which is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:
Exhibit No.
3.1	Amended and Restated Bylaws of Eddie Bauer Holdings, Inc., as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)

Dated: February 12, 2009	By: /s/ Freya. R. Brier_________________________ Freya R. Brier Senior Vice President and General Counsel

EXHIBIT INDEX
Exhibit No.	Description
3.1	Amended and Restated Bylaws of Eddie Bauer Holdings, Inc., as amended.